UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 5, 2001


                                 USX CAPITAL LLC
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Turks and Caicos            1-11303               98-0137882
       Islands
---------------------- ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

5555 San Felipe Road, Houston, TX                 77056
---------------------------------              ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (713) 296-4013
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events

USX Capital LLC is furnishing information for the November 5, 2001 press release titled "USX Capital LLC Calls Its MIPS". Attached is a copy of the press release in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1.     Press Release - "USX Capital LLC Calls Its MIPS"


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CAPITAL LLC
(Registrant)

By USX CAPITAL MANAGEMENT COMPANY
as Manager


By   /s/ M. A. Bliss
     ---------------------------
     M. A. Bliss
     Treasurer



Dated:  November 6, 2001